UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

October 15, 2012

Date of Report (Date of earliest event reported)

EPICOR SOFTWARE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	333-178959	45-1478440
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4120 Dublin Ave Suite 300 Dublin, California		94568
(Address of principal executive offices)		(Zip Code)

1-800-999-1809

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On October 15, 2012, Epicor Software Corporation (the “Company”) issued a press release entitled “Epicor Completes Acquisition of Solarsoft Business Systems; Reports Preliminary Fiscal 2012 Financial Results” (the “Press Release”) regarding its expected preliminary financial results for its fiscal year ended September 30, 2012. The full text of the Press Release is attached hereto as Exhibit 99.1, as well as an additional reconciliation of GAAP to Non-GAAP financial information for fiscal year 2011.

Item 8.01.	Other Events

On October 15, 2012, the Company also announced in the Press Release that the Company had completed its previously announced acquisition of Solarsoft Business Systems. The full text of the Press Release is attached hereto as Exhibit 99.1.

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1 shall not be deemed “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934 or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, unless specifically stated in such filing.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits.

The following exhibit is furnished as part of this report:

Exhibit Number	Description

Ex-99.1	Press Release dated October 15, 2012 as well as an additional reconciliation of GAAP to Non-GAAP financial information for fiscal year 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EPICOR SOFTWARE CORPORATION

Date: October 19, 2012	By:	/s/ John D. Ireland
John D. Ireland
Senior Vice President and General Counsel

EXHIBIT INDEX

The following exhibits are attached hereto and incorporated herein by reference:

Exhibit Number		Sequentially Numbered Page

Ex.-99.1	Press Release dated October 15, 2012 as well as an additional reconciliation of GAAP to Non-GAAP financial information for fiscal year 2011.	4